                                                                 EXHIBIT 10.8(h)

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


         This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into effective as of December 22, 2000, among WOODWARD MARKETING, L.L.C., a Delaware limited liability company (the "Borrower"), BANK OF AMERICA, N. A. ("Bank of America"), as a Bank, as an Issuing Bank, and as Agent for the Banks, BNP PARIBAS, a bank organized under the laws of France ("BNP Paribas"), and Woodward Marketing, Inc., Atmos Energy Marketing LLC, J. D. Woodward and James Kifer (collectively the "Guarantors").

         WHEREAS, Borrower and Banks entered into that certain Credit Agreement, dated to be effective as of August 9, 2000, as amended by that certain First Amendment to Credit Agreement and Guaranty of Atmos Energy Marketing, LLC dated as of September 29, 2000, that certain Second Amendment to Credit Agreement dated as of November 3, 2000, and that certain Third Amendment to Credit Agreement dated as of December 5, 2000 (as amended the "Credit Agreement"); and

         WHEREAS, the Obligations (as defined in the Credit Agreement) were guaranteed by the Guarantors pursuant to a Guaranty Agreement executed by each of the Guarantors, in favor of the Banks, dated as of August 9, 2000 (the "Guaranty Agreements"); and

         WHEREAS, the Obligations are secured by security interests in the Collateral (as defined in the Credit Agreement) granted to Bank pursuant to the Security Agreements (as defined in the Credit Agreement) and pursuant to the Nations Funds Security Agreement (as defined in the Credit Agreement), each executed by Borrower (collectively, the "Security Agreements"); and

         WHEREAS, on even date herewith Bank of America has assigned a portion of its interest under the Credit Agreement to BNP Paribas; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Borrower, Bank of America and the Guarantors agree as follows:

         1. The definition of "Adjusted Pro Rata Share" set forth in Section
1.01 of the Credit Agreement, Certain Defined Terms, is deleted in its entirety and replaced with the following:

                  "Adjusted Pro Rata Share" means, as to any Bank at any particular time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of (a) an amount equal to such Bank's Uncommitted Line Portion plus, in the case of Bank of America, the amount of advances made in excess of the Borrowing Base Advance Cap under the Overdraft Line or the Bankcard Line and/or to fund Obligations of the Borrower under Swap Contracts or the Bankcard Line, and/or to fund overdraft costs arising from of transfers of funds made through the automated clearinghouse system, and in the case of BNP Paribas, the amount of advances made in excess of the Borrowing Base Advance Cap to fund Obligations of the Borrower under Swap Contracts, divided by (b) the combined total of the Uncommitted Line of all the Banks plus the amount of advances made in excess of the Borrowing Base Advance Cap under the Overdraft Line and the Bankcard Line and/or to fund the Obligations of the Borrower under the Overdraft Line, the Bankcard Line and/or Swap Contracts, and/or to fund overdraft costs arising from of transfers of funds made through the automated clearinghouse system, if any.

         2. A new definition, "Bankcard Advance", is added to Section 1.01 of the Credit Agreement, Certain Defined Terms, to read as follows:

                  "Bankcard Advance" means any advance made hereunder by Bank of America under the Bankcard Line.

         3. A new definition, "Bankcard Line", is added to Section 1.01 of the Credit Agreement, Certain Defined Terms, to read as follows:

                  "Bankcard Line" means that certain discretionary bankcard line the Borrower maintains with Bank of America in an amount not to exceed $50,000.00.

         4. The definition of "Borrowing Base Advance Cap" set forth in Section
1.01 of the Credit Agreement, Certain Defined Terms, is deleted in its entirety and replaced with the following:

                  "Borrowing Base Advance Cap" means at any time an amount equal to the least of:

                           (a) $125,000,000.00;

                           (b) the Borrowing Base Sub-Cap; or

                           (c) the sum of:

                                    (i) the amount of Cash Collateral and other
                           liquid investments which are acceptable to the Banks in their sole discretion and which are subject to a first perfected security interest in favor of Agent, as collateral agent for the Banks, and which have not been used in determining availability for any other advance (other than advances made under the Borrowing Base Line) or Letter of Credit Issuance; plus

                                    (ii) 90% of Borrower's equity in Banc of
                           America Futures Incorporated accounts, to the extent such equity is not being used in determining availability for any other advance (other than advances made under the Borrowing Base Line) or Letter of Credit Issuance; plus


FOURTH AMENDMENT TO CREDIT AGREEMENT - PAGE 2

                                    (iii) 90% of Borrower's equity in BNP
                           Paribas Commodity Futures, Inc. accounts from and after the date that a tri-party agreement with respect to such accounts is entered into among Borrower, Agent and BNP Paribas Commodity Futures, Inc., to the extent such equity is not being used in determining availability for any other advance (other than advances made under the Borrowing Base Line) or Letter of Credit Issuance; plus

                                    (iv) 90% of the amount of Tier I Accounts
                           which are not being used in determining availability for any other advance (other than advances made under the Borrowing Base Line) or Letter of Credit Issuance, net of deductions, offsets and counterclaims; plus

                                    (v) 85% of the amount of Tier II Accounts
                           and which are not being used in determining availability for any other advance (other than advances made under the Borrowing Base Line) or Letter of Credit Issuance, net of deductions, offsets and counterclaims; plus

                                    (vi) 85% of the amount of Tier I Unbilled
                           Accounts which are not being used in determining availability for any other advance (other than advances made under the Borrowing Base Line) or Letter of Credit Issuance; plus

                                    (vii) 80% of the amount of Tier II Unbilled
                           Accounts which are not being used in determining availability for any other advance (other than advances made under the Borrowing Base Line) or Letter of Credit Issuance; plus

                                    (viii) 80% of the amount of Eligible
                           Inventory which are not being used in determining availability for any other advance (other than advances made under the Borrowing Base Line) or Letter of Credit Issuance; plus

                                    (ix) 80% of the amount of Eligible Exchange
                           Receivables which are not being used in determining availability for any other advance (other than advances made under the Borrowing Base Line) or Letter of Credit Issuance; plus

                                    (x) 80% of the amount of Undelivered Product
                           Value; less

                                    (xi) the amounts which would be subject to a
                           so-called "First Purchaser Lien" as defined in Texas Bus. & Com. Code Section 9.319, comparable laws of the states of Oklahoma, Kansas, Wyoming or New Mexico, or any other comparable law, unless a Letter of Credit secures payment of all amounts subject to such First Purchaser Lien; less

FOURTH AMENDMENT TO CREDIT AGREEMENT - PAGE 3

                                    (xii) 125% of the mark-to-market amounts
                           owed to Bank of America and/or its Affiliates under Swap Contracts;

                                    (xiii) 125% of the mark-to-market amounts
                           owed to BNP Paribas and/or its Affiliates under Swap Contracts; and

                                    (xiv) 100% of Borrower's Unrealized
                           Mark-to-Market Losses as of the date of determination of Borrowing Base Advance Cap.

                  In no event shall any amounts described in (b)(i) through
         (b)(ix) above which may fall into more than one of such categories be counted more than once when making the calculation under of this definition.

         5. The definition of "Borrowing Base Sub-Cap" set forth in Section 1.01 of the Credit Agreement, Certain Defined Terms, is deleted in its entirety and replaced with the following:

                  "Borrowing Base Sub-Cap" means, initially, an amount equal to $50,000,000.00; provided, however, Borrower may elect from time to time any of $50,000,000.00, $60,000,000.00, $70,000,000.00, $75,000,000.00,
         $80,000,000.00, $90,000,000.00, $100,000,000.00, $110,000,000.00,
         $120,000,000.00 or $125,000,000.00 as the Borrowing Base Sub-cap
         provided that Borrower's Net Working Capital and Tangible Net Worth at the time of election are greater than, or equal to, the amounts specified below:


                           (a)      If Borrower elects $125,000,000.00,
                                    Borrower's Net Working Capital must be at least $25,000,000.00 and Tangible Net Worth must be at least $26,000,000.00; or

                           (b)      If Borrower elects $120,000,000.00,
                                    Borrower's Net Working Capital must be at least $24,000,000.00 and Tangible Net Worth must be at least $25,000,000.00; or

                           (c)      If Borrower elects $110,000,000.00,
                                    Borrower's Net Working Capital must be at least $22,000,000.00 and Tangible Net Worth must be at least $23,000,000.00; or

                           (d)      If Borrower elects $100,000,000.00,
                                    Borrower's Net Working Capital must be at least $20,000,000.00 and Tangible Net Worth must be at least $21,000,000.00; or

                           (e)      If Borrower elects $95,000,000.00,
                                    Borrower's Net Working Capital must be at least $19,000,000.00 and Tangible Net Worth must be at least $20,000,000.00; or


FOURTH AMENDMENT TO CREDIT AGREEMENT - PAGE 4

                           (f)      If Borrower elects $90,000,000.00,
                                    Borrower's Net Working Capital must be at least $18,000,000.00 and Tangible Net Worth must be at least $19,000,000.00; or

                           (g)      If Borrower elects $80,000,000.00,
                                    Borrower's Net Working Capital must be at least $16,000,000.00 and Tangible Net Worth must be at least $17,000,000.00; or

                           (h)      If Borrower elects $75,000,000.00,
                                    Borrower's Net Working Capital must be at least $15,000,000.00 and Tangible Net Worth must be at least $16,000,000.00; or

                           (i)      If Borrower elects $70,000,000.00,
                                    Borrower's Net Working Capital must be at least $14,000,000.00 and Tangible Net Worth must be at least $15,000,000.00; or

                           (j)      If Borrower elects $60,000,000.00,
                                    Borrower's Net Working Capital must be at least $12,000,000.00 and Tangible Net Worth must be at least $13,000,000.00; or

                           (k)      If Borrower elects $50,000,000.00,
                                    Borrower's Net Working Capital must be at least $10,000,000.00 and Tangible Net Worth must be at least $11,000,000.00.

                  Borrower shall elect which Borrowing Base Sub-Cap is in effect from time to time by delivering to Agent a written notice of such election, together with a Compliance Certificate in the form of Exhibit C which is attached hereto but modified to include a certification that upon the effectiveness of such election, no Default or Event of Default will exist.

         6. The definition of "Dollar Advance Cap" set forth in Section 1.01 of the Credit Agreement, Certain Defined Terms, is deleted in its entirety and replaced with the following:

                  "Dollar Advance Cap" means a cap upon Revolving Loans under the Borrowing Base Line with the following limits:

                  (a) $50,000,000.00 at such times as the Borrowing Base Sub-Cap is $125,000,000.00;

                  (b) $48,000,000.00 at such times as the Borrowing Base Sub-Cap is $120,000,000.00;

                  (c) $44,000,000.00 at such times as the Borrowing Base Sub-Cap is $110,000,000.00; and

FOURTH AMENDMENT TO CREDIT AGREEMENT - PAGE 5

                  (d) $40,000,000.00 at such times as the Borrowing Base Sub-Cap is $100,000,000.00; and

                  (e) $38,000,000.00 at such times as the Borrowing Base Sub-Cap is $95,000,000.00; and

                  (f) $36,000,000.00 at such times as the Borrowing Base Sub-Cap is $90,000,000.00; and

                  (g) $32,000,000.00 at such times as the Borrowing Base Sub-Cap is $80,000,000.00; and

                  (h) $30,000,000.00 at such times as the Borrowing Base Sub-Cap is $75,000,000.00; and

                  (i) $28,000,000.00 at such times as the Borrowing Base Sub-Cap is $70,000,000.00; and

                  (j) $24,000,000.00 at such times as the Borrowing Base Sub-Cap is $60,000,000.00; and

                  (k) $20,000,000.00 at such times as the Borrowing Base Sub-Cap is $50,000,000.00.

         7. The definition of "Loan" set forth in Section 1.01 of the Credit Agreement, Certain Defined Terms, is deleted in its entirety and replaced with the following:

                  "Loan" means (a) any extension of credit by a Bank to the Borrower under Article II or Article III in the form of a Revolving Loan or an L/C Advance and (b) any Overdraft Advance or Bankcard Advance.

         8. The definition of "Obligations" set forth in Section 1.01 of the Credit Agreement, Certain Defined Terms, is deleted in its entirety and replaced with the following:

                                    "Obligations" means all advances, debts,
         liabilities, obligations, covenants and duties arising under any Loan Document and any documents related to Bankcard transactions, owing by the Borrower to any Bank, or any affiliate of any Bank, the Agent, or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising, including without limitation overdraft costs arising as a result of transfers of funds made through the automated clearinghouse system and all obligations of the Borrower under Revolving Loans, Letters of Credit, the Overdraft Line, the Bankcard Line and any Swap Contracts.

         9. The definition of "Swap Contract" set forth in Section 1.01 of the Credit Agreement, Certain Defined Terms, is deleted in its entirety and replaced with the following:

FOURTH AMENDMENT TO CREDIT AGREEMENT - PAGE 6

                  "Swap Contract" means any agreement entered into with Bank of America or any Affiliate of Bank of America or BNP Paribas or any Affiliate of BNP Paribas, whether or not in writing, relating to any single transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, currency option or any other similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing and, unless the context clearly requires, any master agreement relating to or governing any or all of the foregoing.

         10. A definition of "Mark to Market" is added to Section 1.01 of the Credit Agreement, Certain Defined Terms, as follows:

                  "Mark-to-Market" means, the method of accounting used to account for derivative commodity instruments entered into for trading purposes, in accordance with EITF 98-10, "Accounting for Energy Trading and Risk Management Activities" and any future open obligation.

         11. A definition of "Unrealized Mark-to-Market Losses" is added to
Section 1.01 of the Credit Agreement, Certain Defined Terms, as follows:

                  "Unrealized Mark-to-Market Losses" means, Borrower's unrealized Mark-to-Market losses as of the day of determination of Borrower's Borrowing Base Advance Cap to be reported on a Borrowing Base Collateral Position Report, calculated net of unrealized Mark-to-Market profits. If a loss, deduct the absolute value of that loss, if a profit the value equals zero.

         12. Subsection (c) of Section 2.01 of the Credit Agreement, Procedure for Borrowing, is hereby deleted in its entirety and replaced with the following:

                  (c) Advances Related to the Overdraft Line and Swap Contracts. In addition to advances requested from time to time by the Borrower, in the event that either (i) any amounts owing to Bank of America or BNP Paribas or any of their Affiliates under the Overdraft Line or any Swap Contract are not paid within two (2) Business Days after such obligation arises; or (ii) Bank of America or any of its Affiliates have made an Overdraft Advance in the amount of a drawing under a Letter of Credit which has not been timely reimbursed by the Borrower in accordance with Section 3.03(b) of this Agreement and such amount has not been paid by the Borrower within one (1) Business Day after such obligation arises, then Bank of America shall notify the Agent of such failure to pay and the Agent (without the necessity of any instructions or request from the Borrower) shall make a Revolving Loan in accordance with the provisions of
Section 2.03 of this Agreement under the Borrowing Base Line for any amounts due by the Borrower to Bank of America or BNP Paribas or any of their Affiliates under the Overdraft Line, or any Swap Contract, and then apply the proceeds of such advance to pay to Bank of America, or BNP Paribas or any of their Affiliates (as the case may be) all amounts owed to such Person under the Overdraft Line or such Swap Contract. Upon making any such Revolving Loan, the

FOURTH AMENDMENT TO CREDIT AGREEMENT - PAGE 7

Agent shall send notice of such Revolving Loan to the Borrower and the Banks. Any such advance shall initially be a Base Rate Loan. In the event that any such advance made to fund Bank of America or its Affiliates, other than an advance to reimburse Bank of America for an Overdraft Advance made to fund a drawing under Letters of Credit or to fund Reducing L/C Borrowings, results in an advance in excess of the Borrowing Base Advance Cap, the Banks shall have no duty to fund their pro rata share of any excess resulting from such advance made to repay amounts owing to Bank of America or BNP Paribas or any of their Affiliates under the Overdraft Line or any Swap Contract, but Bank of America or BNP Paribas or any of their Affiliates', as the case may be, outstandings hereunder shall be deemed to be increased by the amount of such excess. Notwithstanding the foregoing, the Banks other than Bank of America shall have the duty, however, to fund their pro rata share of all Overdraft Advances made to fund drawings under Letters of Credit or to fund Reducing L/C Borrowings. In the event any advance described above does exceed the Borrowing Base Advance Cap, the Borrower shall pay to Agent, for the benefit of Bank of America or its Affiliate (as the case may be), the amount of such excess, together with interest thereon, within one
(1) Business Day after the date of such advance and, notwithstanding anything to the contrary herein, the Banks other than Bank of America shall not share in such payment.

         THE BORROWER ACKNOWLEDGES AND AGREES THAT THE BANKS HAVE ABSOLUTELY NO DUTY TO FUND ANY REVOLVING LOAN REQUESTED BY THE BORROWER BUT WILL EVALUATE EACH LOAN REQUEST AND IN EACH BANK'S ABSOLUTE AND SOLE DISCRETION WILL DECIDE WHETHER TO FUND SUCH LOAN REQUEST. THE BORROWER FURTHER ACKNOWLEDGES AND AGREES THAT BANK OF AMERICA HAS ABSOLUTELY NO DUTY TO MAKE OR FUND ANY OVERDRAFT ADVANCE OR TO ENTER INTO ANY SWAP CONTRACT, AND ANY OVERDRAFT ADVANCE OR THE ENTERING INTO OF ANY SWAP CONTRACT SHALL BE AT BANK OF AMERICA'S ABSOLUTE AND SOLE DISCRETION AND THAT BNP PARIBAS HAS ABSOLUTELY NO DUTY TO ENTER INTO ANY SWAP CONTRACT, AND THE ENTERING INTO OF ANY SWAP CONTRACT SHALL BE AT BNP PARIBAS' ABSOLUTE AND SOLE DISCRETION.

         13. Subsection (a) of Section 2.03 of the Credit Agreement, Procedure for Borrowing, is hereby deleted in its entirety and replaced with the following:

                  (a) Each Borrowing of Revolving Loans consisting only of Base Rate Loans, if approved by the Banks in their sole discretion, shall be made upon the Borrower's irrevocable written notice delivered to the Agent and the Banks in the form of a Notice of Borrowing (Revolving Loan), which notice must be received by the Agent and the Banks prior to 12:00 p.m. (Dallas time) on the Borrowing Date specifying the amount of the Borrowing. Each such Notice of Borrowing shall be by electronic transfer or facsimile, confirmed immediately in an original writing. Each Borrowing of Revolving Loans that includes any Offshore Rate Loans, if approved by the Banks in their sole discretion, shall be made upon the Borrower's irrevocable written notice delivered to the Agent and the Banks in the form of a Notice of Borrowing (which notice must be received by the Agent and the Banks prior to 12:00 p.m. Dallas time three (3) Business Days prior to the requested Borrowing Date), specifying the amount of the Borrowing. Each such Notice of Borrowing shall be by electronic transfer or facsimile, confirmed

FOURTH AMENDMENT TO CREDIT AGREEMENT - PAGE 8 immediately in an original writing. Each requested Offshore Rate Loan must have an Offshore Effective Amount of at least $15,000,000. A Bankcard Advance may be made by Bank of America in its sole discretion or, at Bank of America's discretion, upon written request from Borrower.

         14. Section 2.07 of the Credit Agreement, Repayment, is hereby deleted in its entirety and replaced with the following:

                           2.07 Repayment. The Borrower shall repay the
                  principal amount of each Revolving Loan to the Agent on behalf of the Banks, on the Advance Maturity Date for such Loan. The Borrower shall repay to the Agent for the benefit of Bank of America each Overdraft Advance made under the Overdraft Line and each Bankcard Line Advance made under the Bankcard Line on the next Business Day after such Overdraft Advance or Bankcard Line is made. Notwithstanding anything to the contrary contained herein, the Banks other than Bank of America shall not share in any payment made with respect to the Overdraft Line or the Bankcard Line. All amounts owing Bank of America under the Overdraft Line or the Bankcard Line and all amounts owing to Bank of America or BNP Paribas under any Swap Contract, to the extent such amounts have not been repaid from the proceeds of a Revolving Loan, shall be paid on demand, or if no demand is made, on the first (1st) Business Day after the Borrower receives notice that such amount was advanced by or becomes owing to Bank of America or BNP Paribas.

         15. Subsection (a) and Subsection (b) of Section 2.08 of the Credit Agreement, Interest, are hereby deleted in their entirety and replaced with the following:

                  (a) Each Revolving Loan and Overdraft Advance and each Bankcard Advance (except for a Revolving Loan made as a result of a drawing under a Letter of Credit or a Reducing L/C Borrowing) shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a floating rate per annum equal to the Base Rate plus the Applicable Margin at all times such Loan is a Base Rate Loan or at the Offshore Rate plus the Applicable Margin at all times such Loan is an Offshore Rate Loan. Each Revolving Loan made as a result of a drawing under a Letter of Credit or a Reducing L/C Borrowing, all amounts owing to Bank of America or any Affiliate of Bank of America under the Overdraft Line or the Bankcard Line or owing to Bank of America or BNP Paribas with respect to any Swap Contract, shall bear interest on the outstanding principal amount thereof from the date funded at a floating rate per annum equal to the Base Rate plus the Applicable Margin until such Loan has been outstanding for more than two (2) Business Days and, thereafter, shall bear interest on the outstanding principal amount thereof at a floating rate per annum equal to the Base Rate, plus three percent (3.0%) per annum (the "Default Rate").

                  (b) Interest on each Revolving Loan shall be paid upon demand, or if no demand is made, shall be paid in arrears on each Interest Payment Date. Interest on each Overdraft Advance and each Bankcard Advance shall be paid upon demand, or if no

FOURTH AMENDMENT TO CREDIT AGREEMENT - PAGE 9 demand is made, on the earlier to occur of the date of repayment of such Overdraft Advance or Bankcard Advance or the date such Overdraft Advance is due and payable.

         16. Section 2.13 of the Credit Agreement, Sharing of Payments, Etc., is hereby deleted in its entirety and replaced with the following:

         2.13 Sharing of Payments, Etc. If, other than as expressly provided elsewhere herein, any Bank shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share or Adjusted Pro Rata Share, as the case may be at such time (other than payments to Bank of America or BNP Paribas with respect to advances made in excess of the Borrowing Base Advance Cap as a result of payment under a Swap Contract or advances under the Overdraft Line or the Bankcard Line), such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to
(ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.09) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks following any such purchases or repayments.

         17. Section 2.14 of the Credit Agreement, The Election of One Bank to Continue Funding, is hereby deleted in its entirety and replaced with the following:

                  2.14 The Election of One Bank to Continue Funding. If one or more Banks (the "Declining Banks") do not approve a requested Revolving Loan or the issuance or amendment of a requested Letter of Credit for reasons other than a Default and the other Bank or Banks do approve such Revolving Loan or the issuance or amendment of such Letter of Credit, the Agent shall notify the Banks. If the Bank or Banks which are not the Declining Banks desire, they may (on a pro rata basis among the Banks that have elected to continue funding) make the full amount of such requested Revolving Loan or issue or amend the requested Letter of Credit irrespective of the Declining Banks' disapproval (in such case, the Banks that elect to continue funding shall be referred to as the "Approving Banks"). In such event, from such date (the "Conversion to Single Funding Bank Date") forward (a) all subsequent Revolving Loans and Issuances of Letters of Credit or Amendments to Letters of Credit that increase the face amount of a Letter of Credit or extend the term of a Letter of Credit shall be made unilaterally by the Approving Banks and no Letter of Credit thereafter Issued shall be

FOURTH AMENDMENT TO CREDIT AGREEMENT - PAGE 10 participated in by the Declining Banks, (b) all Banks' interests in the Collateral and loan management decisions shall be pro-rata based on each Bank's total Effective Amount of Revolving Loans, plus the Effective Amounts of such Bank's L/C Obligations from time to time, and
         (c) the Approving Banks' Uncommitted Line Portion shall be increased on the basis of each such advance and Issuance of a Letter of Credit.

                           NOTWITHSTANDING THE FOREGOING, HOWEVER, FOR PURPOSES OF ALLOCATING REPAYMENTS PRIOR TO THE OCCURRENCE OF A DEFAULT HEREUNDER, THE ADJUSTED PRO RATA SHARE OF THE UNCOMMITTED LINE OF EACH BANK SHALL REMAIN FIXED AT THE PERCENTAGE HELD BY SUCH BANK THE DAY BEFORE THE CONVERSION TO SINGLE FUNDING BANK DATE, WITHOUT RESPECT TO ANY CHANGES WHICH MAY SUBSEQUENTLY OCCUR IN SUCH BANK'S PRO RATA SHARE OF THE UNCOMMITTED LINE EXCEPT THAT IN THE EVENT THAT OBLIGATIONS BECOME OWING TO BANK OF AMERICA OR BNP PARIBAS AND THEIR AFFILIATES AFTER SUCH DATE PURSUANT TO THE OVERDRAFT LINE OR THE BANKCARD LINE OR PURSUANT TO SWAP CONTRACTS AS A RESULT OF CONTRACTS OR TRANSACTIONS EXISTING ON THE CONVERSION TO SINGLE FUNDING BANK DATE, THE ADJUSTED PRO RATA SHARE OF EACH BANK SHALL BE RECALCULATED TO ACCOUNT FOR THE INCREASE IN OBLIGATIONS THAT HAVE BECOME OWING TO BANK OF AMERICA OR BNP PARIBAS OR THEIR AFFILIATES UNTIL SUCH TIME, IF ANY, THAT ONE BANK IS FULLY REPAID. UPON THE OCCURRENCE OF A DEFAULT AND THEREAFTER, REPAYMENTS SHALL BE ALLOCATED ACCORDING TO THE ADJUSTED PRO RATA SHARE OF THE OUTSTANDING BALANCES HELD BY THE BANKS ON THE DATE OF DEFAULT EXCEPT THAT IN THE EVENT THAT OBLIGATIONS BECOME OWING TO BANK OF AMERICA OR BNP PARIBAS OR THEIR AFFILIATES AFTER SUCH DATE PURSUANT TO THE OVERDRAFT LINE OR THE BANKCARD LINE OR PURSUANT TO SWAP CONTRACTS AS A RESULT OF CONTRACTS OR TRANSACTIONS EXISTING ON THE DATE OF SUCH DEFAULT, THE ADJUSTED PRO RATA SHARE OF EACH BANK SHALL BE RECALCULATED TO ACCOUNT FOR THE INCREASE IN OBLIGATIONS OWING TO BANK OF AMERICA OR BNP PARIBAS OR THEIR AFFILIATES.

         18. Schedule 2.01 of the Credit Agreement is deleted in its entirety and replaced with the Schedule 2.01 attached hereto.

         19. Schedule 11.02 of the Credit Agreement is deleted in its entirety and replaced with the Schedule 11.02 attached hereto.

         20. Exhibit E to the Credit Agreement is deleted in its entirety and replaced with the Exhibit E attached hereto.

         21. Renewal; Continued Effect. Except as set forth above, the Credit Agreement shall continue in full force and effect.

         22. Representations. To induce the Banks to enter into this Amendment, Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on even date herewith, and further represents and warrants (a) that no material adverse change has occurred in the financial condition or business prospects of Borrower since the date of the last financial statements delivered to the Banks, (b) that no Event of Default exists and no event or condition exists or has occurred which with

FOURTH AMENDMENT TO CREDIT AGREEMENT - PAGE 11 passage of time, or notice, or both, would become an Event of Default (a "Default"), and (c) that Borrower is fully authorized to enter into this Amendment. BORROWER ACKNOWLEDGES THAT THE CREDIT AGREEMENT PROVIDES FOR A CREDIT FACILITY THAT IS COMPLETELY OPTIONAL ON THE PART OF THE BANK AND THAT THE BANK HAS ABSOLUTELY NO DUTY OR OBLIGATION TO ADVANCE ANY REVOLVING LOAN OR TO ISSUE ANY LETTER OF CREDIT. BORROWER REPRESENTS AND WARRANTS TO BANK THAT BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY.

         23. Conditions Precedent. As a condition to Bank of America entering into this Amendment, no Default or Event of Default shall exist on the date hereof, and Bank of America must have received executed originals of each of the following documents and instruments, in form and substance satisfactory to Bank of America:

                  (a)    this Amendment, duly executed by Borrower;

                  (b) a Promissory Note in the amount of $84,000,000.00, duly executed by Borrower and payable to the order of Bank of America;

                  (c) a Promissory Note in the amount of $56,000,000.00, duly executed by Borrower and payable to the order of BNP Paribas;

                  (d) a Second Amended and Restated Guaranty of each of the Guarantors, duly executed by each Guarantor;

                  (e) an Amended and Restated Security Agreement, duly executed by Borrower;

                  (f) an Amended and Restated Security Agreement (BNP Paribas Commodity Futures, Inc.), duly executed by Borrower;

                  (g) an Acknowledgement and Ratification of Subordination and Support Agreements, duly executed by Atmos Energy Corporation Atmos Energy Marketing, LLC; and

                  (g) such other documents or certificates as Bank of America may reasonably request.

         24. Ratification of Security Agreements. Borrower ratifies and confirms the Security Agreements, and acknowledges and agrees that references to the Credit Agreement in such Security Agreements are hereby amended to refer to the Credit Agreement as amended by this Amendment and that in all other respects such Security Agreements shall continue in full force and effect, and that pursuant to such Security Agreements Borrower has granted and hereby confirms and grants to Bank a continuing first and prior security interest in the Collateral to secure payment and performance of all Obligations.

FOURTH AMENDMENT TO CREDIT AGREEMENT - PAGE 12

         25. Acknowledgment of and Consent to Assignment. The Borrower and the Guarantors acknowledge and consent to the assignment by Bank of America of a portion of its interest under the Credit Agreement to BNP Paribas.

         26. Miscellaneous.

                  (a) Severability. In case any of the provisions of this Amendment shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                  (b) Capitalized Terms. Except as otherwise defined herein, capitalized terms shall have the meanings specified in the Credit Agreement.

                  (c) Execution in Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

                  (d) Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of California (without reference to principles of conflicts of laws), provided, however, that Bank shall retain all rights under federal law.

                  (e) Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of Borrower and Bank, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Amendment or any of the other Loan Documents.

                  (f) COMPLETE AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


FOURTH AMENDMENT TO CREDIT AGREEMENT - PAGE 13

                  Executed as of the day and year first above written



                                        BORROWER:


                                        WOODWARD MARKETING, L.L.C.,
                                        a Delaware limited liability company



                                        By:    /s/ HENRY O. DRILLING
                                           ------------------------------
                                        Name:  Henry O. Drilling
                                             ----------------------------
                                        Title: Sr. Vice President
                                              ---------------------------


                                        BANKS:


                                        BANK OF AMERICA, N. A.,
                                        as Agent


                                        By:    /s/ IRENE C. RUMMEL
                                           ------------------------------
                                        Name:  Irene C. Rummel
                                             ----------------------------
                                        Title: Vice President
                                              ---------------------------

                                        BANK OF AMERICA, N. A.,
                                        as a Bank and Issuing Bank


                                        By:    /s/ IRENE C. RUMMEL
                                           ------------------------------
                                        Name:  Irene C. Rummel
                                             ----------------------------
                                        Title: Vice President
                                              ---------------------------

                                        BNP PARIBAS,
                                        as a Bank


                                        By:    /s/ EDWARD K. CHIN
                                           ------------------------------
                                        Name:  Edward K. Chin
                                             ----------------------------
                                        Title: Director
                                              ---------------------------


                                        By:    /s/ OLIVIER LE BIHAN
                                           ------------------------------
                                        Name:  Olivier Le Bihan
                                             ----------------------------
                                        Title: Vice President
                                              ---------------------------

SIGNATURE PAGE - FOURTH AMENDMENT TO CREDIT AGREEMENT

                                        GUARANTORS:


                                        WOODWARD MARKETING, INC.


                                        By:     /s/ HENRY O. DRILLING
                                           ----------------------------------
                                        Name:   Henry O. Drilling
                                             --------------------------------
                                        Title:  Sr. Vice President
                                              -------------------------------


                                        ATMOS ENERGY MARKETING, LLC


                                        By:     /s/ LAURIE M. SHERWOOD
                                           -------------------------------
                                        Name:   Laurie M. Sherwood
                                             --------------------------------
                                        Title:  Vice President and Treasurer
                                              -------------------------------



                                             /s/ J. D. WOODWARD
                                        ----------------------------------------
                                                J. D. WOODWARD



                                             /s/ JAMES KIFER
                                        ----------------------------------------
                                                JAMES KIFER


SIGNATURE PAGE - FOURTH AMENDMENT TO CREDIT AGREEMENT

                                  SCHEDULE 2.01

                              UNCOMMITTED LINE AND
                            UNCOMMITTED LINE PORTION
                         (EXCLUDING OVERDRAFT LINES AND
                                 SWAP CONTRACTS)


I. Until such time as the Borrower first elects a Borrowing Base Sub-Cap of $110,000,000 or more:


                                                                    Pro Rata
Line:                 Bank                  Dollar Amount           Share
-----                 ----                  -------------           -----
Borrowing Base      Bank of America         $75,000,000.00           75%
Line
                    BNP Paribas             $25,000,000.00           25%

Collateralized      Bank of America         $11,250,000.00           75%
L/C Line
                    BNP Paribas              $3,750,000.00           25%



II. Commencing with and at all times after the date the Borrower first elects a Borrowing Base Sub-Cap of $110,000,000 or more:


Line:                    Bank                     Dollar Amount            Share
-----                    ----                     -------------            -----
Borrowing Base           Bank of America          $75,000,000.00            60%
Line
                         BNP Paribas              $50,000,000.00            40%

Collateralized           Bank of America          $ 9,000,000.00            60%
L/C Line
                         BNP Paribas              $ 6,000,000.00            40%

                                 SCHEDULE 11.02


                    LENDING OFFICES AND ADDRESSES FOR NOTICES



BANK OF AMERICA, N. A.,
as Agent


Bank of America, N. A.
333 Clay Street, Suite 4550
Houston, Texas  77002
Attention:  Irene C. Rummel
Telephone:  (713) 651-4921
Facsimile:  (713) 651-4801



AGENT'S PAYMENT OFFICE:


Bank of America, N. A.
Bank of America Plaza, 8th Floor
901 Main Street
Dallas, Texas  75202-3714



BANK OF AMERICA, N. A.,
as Issuing Bank

Bank of America, N. A.
International Trade Operations Center
333 South Beaudry Avenue, 19th Floor
Los Angeles, California 90017
Attention:  Sandra Leon
Telephone:  (213) 345-5231
Facsimile:  (213) 345-6694

BANK OF AMERICA, N. A.,
as a Bank


Bank of America, N. A.
333 Clay Street, Suite 4550
Houston, Texas  77002
Attention:  Irene C. Rummel
Telephone:  (713) 651-4921
Facsimile:  (713) 651-4801



BNP PARIBAS,
as a Bank


BNP Paribas
787 Seventh Avenue
New York, New York  10019
Attention:  Ed Chin
Telephone:  (212) 841 2020
Facsimile:  (212) 841 2537

                                    EXHIBIT E

                                     FORM OF
                    BORROWING BASE COLLATERAL POSITION REPORT

                                     [Date]

Bank of America, N. A., as Agent
333 Clay Street, Suite 4550
Houston, Texas  77002
Attention:  Irene C. Rummel
Telephone:  (713) 651-4921
Facsimile:  (713) 651-4801

         Re: Credit Agreement, dated to be effective as of August 9, 2000 (as amended or supplemented from time to time, the "Agreement"), by and among Woodward Marketing, L.L.C. (the "Borrower"), the banks that from time to time are parties thereto, and Bank of America,
              N. A., as Agent

Ladies and Gentlemen:

         The Borrower, acting through its duly authorized Responsible Officer (as that term is defined in the Agreement), deliver the attached report to the Banks and certify to each of the Banks that it is in compliance with the Agreement. Further, the undersigned hereby certifies that the Net Position has at no time exceeded the limitations set forth in Section 8.11 of the Agreement and that the undersigned has no knowledge of any Defaults or Events of Default under the Agreement which exist as of the date of this letter.

         The undersigned also certifies that the amounts set forth on the attached report constitute all Collateral which has been or is being used in determining availability for an advance or letter of credit issued under the Borrowing Base Line as of the preceding date. This certificate and attached reports are submitted pursuant to Section 7.02(b) of the Agreement. Capitalized terms used herein and in the attached reports have the meanings specified in the Agreement.

                                       Very truly yours,

                                       WOODWARD MARKETING, L.L.C.



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:  Responsible Officer

                           WOODWARD MARKETING, L.L.C.,
                    BORROWING BASE COLLATERAL POSITION REPORT
                                  AS OF [DATE]

         In my capacity as Responsible Officer for Woodward Marketing, L.L.C., I hereby certify that as of the date written above, the amounts indicated below were accurate and true as of the date of preparation. I also certify that the net long or short position has not exceeded the limitations set forth in Section
8.11 of the Credit Agreement.


I.   COLLATERAL
     A.   Cash Collateral                                             $_______            100%           $________

     B.   BA Futures equity                                           $_______             90%           $________

     C.   BNP Paribas Futures equity                                  $_______             90%           $________

     D.   Tier I Accounts                                             $_______             90%           $________

     E.   Tier II Accounts                                            $_______             85%           $________

     F.   Tier I Unbilled Accounts                                    $_______             85%           $________

     G.   Tier II Unbilled Accounts                                   $_______             80%           $________

     H.   Eligible Inventory                                          $_______             80%           $________

     I.   Eligible Exchange Receivables                               $_______             80%           $________

     J.   Undelivered Product Value                                   $_______             80%           $________

     K.   First purchaser liability                                   $(______)           100%           $(_______)

     L.   125% of Net amounts due Bank of America
          under commodity Swap Contracts                              $(______)           125%           $(_______)

     M.   125% of Net Amounts due BNP Paribas
          under commodity Swap Contracts                              $(______)           125%           $(_______)

     N.   100% of Borrower's Unrealized Mark-to-Market Losses         $(______)           100%           $(_______)

                                                                      ---------           ----            ---------

                                                                      ==========          ====           ==========

     TOTAL COLLATERAL                                                 $_______            ____           $_________

     BORROWING BASE SUB-CAP                                                                              $_________

     BORROWING BASE ADVANCE CAP (Least of
     $125,000,000.00, Borrowing Base Sub-Cap or Total Collateral)                                        $_________

II.  BANK OUTSTANDINGS

     A.   Loans from the Banks                                                                           $_________

     B.   L/Cs from the Banks                                                                            $_________


TOTAL OUTSTANDINGS UNDER BORROWING BASE LINE                                                             $_________

III. EXCESS/(DEFICIT) (I-II)                                                                             $_________

IV.  NET SHORT OR LONG POSITION __________ MMBTUS

Attached hereto are (i) an aging report, (ii) a schedule of netted qualified exchange balances, (iii) a schedule of qualified inventory and (iv) a schedule of all contras applied against (i), (ii), and (iii).



                                    By:
                                       ----------------------------------------
                                    Responsible Officer